UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           __________________________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 13, 2004


                                CKF Bancorp, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    No. 0-25180                 61-1267810
-----------------------------   ------------------------    --------------------
(State or Other Jurisdiction     Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                 340 West Main Street, Danville, Kentucky 40422
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (859) 236-4181
                                                           ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On October 13, 2004, CKF Bancorp, Inc. announced its unaudited financial results for the three months ended September 30, 2004. For more information, reference is made to the Company's press release dated, October 13, 2004, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.


Item 9.01  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibit is filed herewith:

     Exhibit 99   Press Release dated October 13, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CKF BANCORP, INC.

                                       By: /s/ John H. Stigall
                                           -------------------------------------
                                           John H. Stigall
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)


Dated: October 13, 2004